SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act



                                  June 25, 1999
                        (Date of Earliest Event Reported)


                             RESCON TECHNOLOGY CORP.
             (Exact Name of Registrant as Specified in its Charter)


            Wyoming                    0001024020            83-0210455
   (State or other Jurisdiction) (Commission File No.) (IRS Employer I.D. No.)



                         5525 SOUTH 900 EAST, SUITE 110
                           SALT LAKE CITY, UTAH 84117
                      (Principal Executive Office Address)


        Registrant's Telephone Number, Including Area Code: (801)262-8844


                                  P.O. Box 2494
                                Casper, WY 82602
          (Former Name or Former Address, if Changed Since Last Report)

Item 1.   Changes in Control of Registrant.

          None; not applicable.

Item 2.   Acquisition or Disposition of Assets.

          None; not applicable.

Item 3.   Bankruptcy or Receivership.

          None; not applicable
Item 4.   Changes in Registrant's Certifying Accountant.

        Jones Jensen & Company, LLC, Certified Public Accountants, of Salt Lake City, Utah, have been retained to audit the financials of the Registrant as of June 25, 1999. The Registrant has been unable to locate the previous auditor. There were no disagreements between the Registrant and the previous auditor, the company has had no activity since 1992, and the auditor has since then relocated and has not been found.

Item 5.   Other Events.

          None; not applicable.

Item 6.   Resignations of Directors and Executive Officers.

          None; not applicable

Item 7.   Financial Statements and Exhibits.

          Financial Statements.
          ---------------------

          None; not applicable.

          Exhibits.
          ---------

          None; not applicable

Item 8.   Change in Fiscal Year.

          None; not applicable.



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      RESCON TECHNOLOGY CORP.


Date:                               /S/ RYAN SEARE
     ---------------                --------------------------------------
                                    RYAN SEARE, VICE PRESIDENT AND DIRECTOR